SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for use of the
                    Commission Only (as permitted
                    by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
INVESCO VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Proxy Voting Information
Proxy statements were mailed in June, to shareholders of record as of the close of business on May 28, 2010, for the Invesco Van Kampen Closed End Funds. Another proxy statement was mailed in June, to shareholders of record as of the close of business on June 7, 2010, for the Invesco Closed End Funds. The purpose of these proxy statements, among other things, is to elect trustees of the funds. The proxy statement contains disclosure information about the proposal(s) for which votes have been solicited.
The shareholder meetings were held on July 16, 2010 and August 13, 2010 but were adjourned until September 10, 2010 in order to solicit additional votes.
Although the shareholder meetings have been adjourned until September 10, 2010, you still have time to vote your fund’s shares. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below.
Invesco Closed-End Funds (link will go to Invesco Proxy Information by Fund page)
Invesco Van Kampen Closed-End Funds (link will go to the Invesco Van Kampen Proxy Information page)

How to vote
You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.	By Telephone	Call toll-free 1.800.337.3503. Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	The shareholder meeting will be held on September 10, 2010. Please notify Invesco at 1.800.952.3502 if you plan to attend this meeting.

If you have any questions...
If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.952.3502 any business day between 8:00 a.m. and 5:00 p.m. CT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.
Prospectuses | Help | Site Map | Terms of Use | Privacy
Invesco Investment Services, Inc. 05/2010
©2010 Invesco Ltd. All rights reserved.

Invesco Van Kampen Proxy Information by Fund
Invesco Van Kampen California Value Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report (PDF)
Invesco Van Kampen Pennsylvania Value Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report (PDF)
Prospectuses | Help | Site Map | Terms of Use | Privacy
Invesco Investment Services, Inc. 05/2010
©2010 Invesco Ltd. All rights reserved.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN CLOSED-END FUNDS
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the enclosed proxy card. Have your proxy card in hand in order to follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.
4. Vote In Person. If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposals.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the September 10, 2010 annual shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.
Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the annual shareholder meeting, which will be held on September 10, 2010 at 10:30 a.m. Central Time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	[With respect to certain Funds] To elect Trustees by the holders of Common Shares of each of the Funds. The elected Trustees will serve for a three year term or until a successor shall have been duly elected and qualified.

•	To transact such other business as may properly come before the Meeting or any adjournments thereof.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

Thank you for calling Invesco.
If you plan to attend the Invesco Closed-End Funds Shareholder Meeting Press 1.
If you plan to attend the Invesco Van Kampen Closed-End Funds Shareholder Meeting Press 2.

OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting which has been adjourned until 10:00 a.m. central time on September 10, 2010.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.

OPTION 2	Thank you for planning to attend the upcoming Shareholder Meeting which has been adjourned until 10:30 a.m. central time on September 10, 2010.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.